INCOME TAX (Details 2) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Statutory Income Tax Rate	21.00%	35.00%
Net Operating Loss	$ (290,014)	$ (4,171,773)
Income Tax expense [Member]
Loss Before Income Taxes	$ (73,353)	$ (5,687)
Statutory Income Tax Rate	16.50%	16.50%
Income Tax Expense At Statutory Rate	$ (12,103)	$ (938)
Tax Effect Of Non-taxable Items	(1,059)	(3,936)
Net Operating Loss	13,162	4,874
Income Tax Expense	$ 0	$ 0